SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): August 22, 1996
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                           Gallery Rodeo International
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               (Exact Name of Registrant as Specified in Charter)



California                               0-19644                 33-0300193
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


Holly Sugar Building, Suite 330,
2 N. Cascade Avenue, Colorado Springs, CO                              80903
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including Area Code:        (719) 520-1800
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          (Former Name or Former Address, if Changed Since Last Report)




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                                EXPLANATORY NOTE

         This Form 8-K/A constitutes Amendment No. 1 to the Form 8-K filed with the Securities and Exchange Commission on August 29, 1996. This Form 8-K/A is being filed for the purpose of amending and restating Item 4 of the Form 8-K and filing Exhibit 16.1.


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 22, 1996, Registrant notified its independent auditors, Grant Thornton, LLP, of its decision to dismiss Grant Thornton, LLP, as the Registrant's independent auditors. The Registrant's decision to change its independent auditors was approved by the Board of Directors on August 15, 1996.

         The independent auditor's report for the fiscal years ending December 31, 1994 and 1995, contained no adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and any subsequent interim periods through the date of dismissal, there were no disagreements between the Registrant and Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Registrant believes that the change of independent auditors, in view of new current management and relocation of the Registrant's executive offices from California to Colorado, will ultimately result in lower expenditures for their auditing and accounting needs.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

           None.

         (b)      Pro Forma Financial Information.

           None.

         (c)      Exhibits.

EXHIBIT NO. 16.1 Letter re change in Certifying Accountant


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 3, 1996          GALLERY RODEO INTERNATIONAL


                                    By: /s/ J. Royce Renfrow
                                       -----------------------------------------
                                         J. Royce Renfrow
                                         General Counsel and
                                         Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit No.            Description                                      Page No.
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16.1                   Letter re change in Certifying Accountant           6

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